                                                                   EXHIBIT 10.51

NationsBank, N.A.
Charlotte, NC 28255
Tel 704 386-5000


NATIONSBANK


                                 August 5, 1997

WESTPOINT STEVENS INC.
507 West Tenth Street
West Point, Georgia 31833
Attention:  Mr. Morgan M. Schuessler

       Re:  Revision of Amount of Letter of Credit Sublimit

Dear Sirs:

Reference is made to that certain agreement, dated as of November 23, 1994, among WestPoint Stevens Inc. as the borrower ("Borrower"), the various banks and lending institutions party thereto (the "Lenders"), and NationsBank, N.A. as agent (the "Agent) for the Lenders, as amended and restated from time to time (as amended, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

By their signatures below, the Borrower and the Required Banks hereby agree that the reference to the amount $25,000,000 in section 2.12(a) in the Credit Agreement shall be amended to refer to "$35,000,000". This revision has the effect of increasing the amount of the sub-limit for Letters of Credit that may be requested and issued under the Credit Agreement. This revision does not alter or amend the amount of the Revolving Loan Commitments, any Bank's Revolver Pro Rata Share of outstanding Letters of Credit, or any other term, condition, or provision of the Credit Agreement.

By their signatures below, each of the Borrower Subsidiaries acknowledges and consents to this revision and each Borrower Subsidiary agrees that this revision does not operate to reduce or discharge any of such Subsidiary's obligations under the Restated Guaranties or the Collateral Documents.

Until this letter agreement shall have been executed by the Borrower, the Borrower Subsidiaries, and the Required Banks, it shall not be effective in revising the referenced amount in section 2.12(a) of the Credit Agreement. Except for the revision to the referenced amount in section 2.12(a) effected hereby upon the execution of this letter agreement by the Borrower, the Borrower Subsidiaries, and the Required Banks, the Credit Agreement shall remain in full force and effect.


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

WestPoint Sevens Inc.
August 5, 1997
Page 2


Please execute this letter agreement, and cause each of the Borrower Subsidiaries to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.

                                          Sincerely,

                                          /s/ John R. Clemens

                                          Senior Vice President
                                          NationsBank, N.A., as Agent

ACKNOWLEDGED AND AGREED:

WESTPOINT STEVENS INC.

By: /s/ Morgan M. Schuessler
   -------------------------------------
       Exec. V.P.-Finance &
Title: Chief Financial Officer
      ----------------------------------

ALAMAC KNIT FABRICS, INC.

By: /s/ Morgan M. Schuessler
   -------------------------------------

Title: Vice President & Treasurer
      ----------------------------------

WESTPOINT STEVENS STORES, INC.

By: /s/ Morgan M. Schuessler
   -------------------------------------
Title: Vice President & Treasurer
      ----------------------------------

J.P. STEVENS & CO., INC.

By: /s/ Morgan M. Schuessler
   -------------------------------------
Title: Vice President & Treasurer
      ----------------------------------


                             [Signatures Continued]

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

WestPoint Sevens Inc.
August 5, 1997
Page 3


WESTPOINT-PEPPERELL ENTERPRISES, INC.

By: /s/ Edward J. Jones
   ------------------------------------

Title: Vice President & Asst. Treasurer
      ---------------------------------


J.P. STEVENS ENTERPRISES, INC.

By: /s/ Edward J. Jones
   ------------------------------------

Title: Vice President & Asst. Treasurer
      ---------------------------------


WESTPOINT STEVENS (CANADA) INC.

By: /s/ Morgan M. Schuessler
   ------------------------------------

Title: Vice President & Asst. Treasurer
      ---------------------------------

ALAMAC HOLDINGS INC.

By: /s/ Edward J. Jones
   ------------------------------------

Title: Vice President & Asst. Treasurer
      ---------------------------------


AIH INC.

By: /s/ Edward J. Jones
   ------------------------------------

Title: Vice President & Asst. Treasurer
      ---------------------------------


ALAMAC ENTERPRISES INC.

By: /s/ Edward J. Jones
   ------------------------------------

Title: Vice President & Asst. Treasurer
      ---------------------------------

                             [Signatures Continued]


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

WestPoint Sevens Inc.
August 5, 1997
Page 4


NATIONSBANK, N.A., as Agent and
individually as a Lender


By: /s/ Joe R. Clemens
   ------------------------------------

Title: S.V.P.
      ---------------------------------


THE BANK OF NEW YORK

By: /s/ James Yancey
   ------------------------------------

Title: Vice President
      ---------------------------------


BANKBOSTON, N.A.

By: /s/
   ------------------------------------

Title:
      ---------------------------------

THE FIRST NATIONAL BANK OF CHICAGO

By: /s/
   ------------------------------------

Title: Vice President
      ---------------------------------


SCOTIABANC INC.

By: /s/ W. E Zarrett
   ------------------------------------

Title: Senior Relationship Manager
      ---------------------------------



                             [Signatures Continued]


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

WestPoint Sevens Inc.
August 5, 1997
Page 5


WACHOVIA BANK, N.A.


By: /s/
   ------------------------------------

Title: V. Pres.
      ---------------------------------


SUNTRUST BANK, ATLANTA

By: /s/ Jeffrey D. Drucker                         /s/ Donald W. Parker
   ------------------------------------         -----------------------------

Title: Banking Officer                            Group Vice President
      ---------------------------------         -----------------------------


AMSOUTH BANK OF ALABAMA

By: /s/
   ------------------------------------

Title: Vice President
      ---------------------------------

ABN AMRO BANK, N.V., ATLANTA AGENCY

By: /s/                                             /s/ L. K. Kelley
   ------------------------------------         -----------------------------

Title: Senior Vice President                       Group Vice President
      ---------------------------------         -----------------------------




                             [Signatures Continued]



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